UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 27, 2010
Date of Report
(Date of earliest event reported)

Novell, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-13351 (Commission File Number)	87-0393339 (IRS Employer Identification Number)

404 Wyman Street, Suite 500
Waltham, MA 02451
(Address of principal executive offices, including zip code)

(781) 464-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 27, 2010, Novell, Inc. (“Novell”) issued a press release to report Novell’s financial results for the second fiscal quarter ended April 30, 2010. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

We disclosed non-GAAP financial measures in the press release for the fiscal quarters and first six months ended April 30, 2010 and April 30, 2009. These non-GAAP measures include adjusted income from operations, adjusted operating margin, adjusted income from continuing operations, adjusted net income, adjusted income per share from continuing operations and adjusted net income per share. We provide non-GAAP financial measures to enhance an overall understanding of our current financial performance and prospects for the future and to enable investors to evaluate our performance in the same way that management does. Management uses these same non-GAAP financial measures to evaluate performance, allocate resources, and determine compensation.

The non-GAAP financial measures do not replace the presentation of our GAAP financial results, but they eliminate expenses and gains that are excluded from most analysts’ consensus estimates, that are unusual, and/or that arise outside of the ordinary course of business.

In the noted fiscal periods, we excluded the following items from our GAAP income from operations to arrive at our non-GAAP income from operations and non-GAAP operating margin:

•
Stock-based compensation expense – We excluded stock-based compensation expense incurred in the fiscal quarters and first six months ended April 30, 2010 and April 30, 2009 to be consistent with the way the financial community evaluates our performance and the methods used by analysts to calculate consensus estimates.

•
Acquisition-related intangible asset amortization – We excluded acquisition-related intangible asset amortization incurred in the fiscal quarters and first six months ended April 30, 2010 and April 30, 2009 because such charges are unrelated to our core operating performance and the intangible assets acquired vary significantly based on the timing and magnitude of our acquisition transactions and the maturities of the businesses acquired.

•
Restructuring expense – We excluded restructuring expenses incurred in the first six months ended April 30, 2010 and April 30, 2009 and in the fiscal quarter ended April 30, 2009 because such expenses distort trends and are not part of our ongoing, ordinary business.

•
Strategic alternatives review expense – We excluded expenses incurred in the fiscal quarter ended April 30, 2010 associated with (i) our Board of Directors’ review with our independent financial and legal advisors of the unsolicited, conditional proposal from Elliott Associates, L.P. to acquire the company, and (ii) matters associated with and resulting from our Board of Directors’ review of various alternatives to enhance stockholder value including, without limitation, a return of capital to stockholders through a stock repurchase or cash dividend, strategic partnerships and alliances, joint ventures, a recapitalization and a sale of the company.

•
Litigation related activity – We excluded amounts recognized in the fiscal quarter ended April 30, 2010 for activity associated with the resolution of certain legal actions because such activities distort trends and are not part of our ongoing, ordinary business.

•
Loss (gain) on sale of subsidiaries – We excluded a loss incurred in the fiscal quarter ended April 30, 2009 and a net gain incurred in the first six months ended April 30, 2009 associated with the finalization of the sale of our wholly-owned subsidiaries in Mexico, Argentina and Chile because sales of subsidiaries occur infrequently and are not considered part of our ongoing, ordinary business.

In the noted fiscal periods, we excluded the items described above and the following additional items from our GAAP net income to arrive at our non-GAAP income from continuing operations, non-GAAP net income, non-GAAP income per share from continuing operations and non-GAAP net income per share:

•
Net gain on sale of previously impaired investments – We excluded net gains from the sale of previously impaired investments recorded in the fiscal quarter and first six months ended April 30, 2010 because the sale of previously impaired investments is not considered part of our ongoing business.

•
Gain on debenture repurchases – We excluded gains from the repurchase of our 0.5% senior convertible debentures incurred in the first six months ended April 30, 2009 because the repurchase of long-term debt securities occurs infrequently and is not considered part of our ongoing, ordinary business.

•
Impairment of investments – We excluded impairments of investments in the fiscal quarter and first six months ended April 30, 2009 because impairments of investments occur infrequently and are not considered part of our ongoing, ordinary business.

•
Income tax adjustments – We adjusted our income taxes related to the excluded items indicated above. We apply a blended worldwide income tax rate to non-GAAP adjusted income before tax to calculate non-GAAP adjusted income tax expense.

•
Income from discontinued operations – We excluded income from discontinued operations related to contingent payments earned in the fiscal quarter and first six months ended April 30, 2009, for the sale of our U.K.-based business consulting unit in fiscal 2007, because we exited the business consulting segment in fiscal 2008; and this income is not considered part of our ongoing, ordinary business.

We also presented a projection of our non-GAAP operating margin. This projection is a forward-looking, non-GAAP financial measure. The corresponding GAAP financial measure of operating margin is not available and cannot be provided without undue effort because we are unable to accurately forecast information regarding expenses or gains such as, but not limited to, those listed above. We believe that the corresponding GAAP financial measure is not likely to be significant to an understanding of our business because there is likely to be substantial variability between projected and actual realization of the expenses and gains described above and/or that such expenses or gains are likely to arise outside of the ordinary course of business.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
99.1	Press Release of Novell, Inc. dated May 27, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novell, Inc.

Date: May 27, 2010	By:	/s/ Dana C. Russell
Dana C. Russell
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

The following exhibit is furnished as part of this current report on Form 8-K.

Exhibit Number	Description
Exhibit 99.1	Press Release of Novell, Inc. dated May 27, 2010